AMENDMENT AGREEMENT NO. 3
                            -------------------------


               Amendment Agreement No. 3 (this "Agreement"), dated as of May 20, 1999, amending each of (i) the Borrower Security Agreement (the "Borrower Security Agreement"), dated as of October 12, 1998, among IMC MORTGAGE COMPANY, a Delaware corporation (the "Borrower"), and GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP"), GREENWICH FUND, L.P., a Delaware limited partnership, and GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership, (each, a "Lender", and collectively, the "Lenders"), and GSCP, as Collateral Agent (the "Collateral Agent"); (ii) the Subsidiary Security Agreement, dated as of October 12, 1998 (the "Subsidiary Security Agreement"), among the undersigned subsidiaries of the Borrower party thereto (the "Subsidiary Grantors"), the Lenders and the Collateral Agent; (iii) the Guarantee Agreement, dated as of October 12, 1998 (the "Guarantee Agreement"), among the undersigned subsidiaries of the Borrower party thereto (the "Subsidiary Guarantors") and the Lenders; and (iv) the Pledge Agreement, dated as of October 12, 1998 (the "Pledge Agreement", and, collectively with the Borrower Security Agreement, the Subsidiary Security Agreement and the Guarantee Agreement, as each such agreement is amended by Amendment Agreement No. 1, dated as of February 11, 1999 ("Amendment Agreement No. 1"), Amendment No. 2, dated as of April 19, 1999 ("Amendment Agreement No. 2") and the Note Purchase and Amendment Agreement, dated as of May 18, 1999 (the "Note Purchase and Amendment Agreement"), thereto, the "Subject Agreements"), among the Borrower, the Lenders and the Collateral Agent.

                                    RECITALS
                                    --------

               A. The Borrower has entered into a Loan Agreement, dated as of October 1 1998 (the "Initial Loan Agreement"), among the Borrower and the Lenders, pursuant to which the Lenders have agreed to extend to the Borrower Commitments to loan, in the aggregate, $33,000,000, subject to the terms and conditions set forth in the Initial Loan Agreement (the "Initial Loans").

               B. In order to induce the Lenders to enter into the Initial Loan Agreement and to extend the Initial Loans, the Borrower, the Subsidiary Grantors and the Subsidiary Guarantors entered into each of the Subject Agreements to which they are party.

               C. The Lenders and the Borrower have also entered into (i) Amendment No.1 (the "Amendment") to the Initial Loan Agreement, dated as of February 11, 1999, providing for the Lenders to extend to the Borrower additional commitments to loan in the aggregate an additional $5,000,000 (the "Interim Loans"), and, together with the Subsidiary

Guarantors, (ii) Amendment Agreement No. 1, amending each of the Subject Agreements in connection with the Amendment.

               D. The Borrower, the Lenders, Greenwich Street Employees Fund, L.P. ("GSEF"), and TRV Executive Fund, L.P. (together with GSEF, the "New GSCP Funds", and, collectively with the Lenders, the "GSCP Funds") have entered into an Acquisition Agreement, dated as of February 19, 1999 (the "Acquisition Agreement"), pursuant to which the Borrower will issue and deliver to the GSCP Funds common stock representing approximately 93.5% of the common stock of the Borrower outstanding after such issuance and the New GSCP Funds have succeeded by assignment to interests of the Lenders in the Initial Loans and the Interim Loans.

               E. The GSCP Funds have also made certain additional loans to the Borrower, which, pursuant to Amendment Agreement No. 2 and the Note Purchase and Amendment Agreement, are entitled to the benefit of the guarantees and security provided under the Subject Documents.

               F. GSCP and the Borrower have entered into a Reimbursement Agreement, dated the date hereof (the "Reimbursement Agreement"), pursuant to which the Borrower is obligated to reimburse GSCP for any amounts paid by GSCP under its indemnification agreements with certain issuers of surety bonds in respect of the Borrower and its subsidiaries. The parties hereto desire that the Borrower's obligations under the Reimbursement Agreement (the "Reimbursement Obligations") be entitled to the benefit of the guarantees and security provided under the Subject Documents.

               The Borrower, the Subsidiary Guarantors, the Subsidiary Grantors, the Collateral Agent, and the GSCP Funds hereby agree to further amend the Subject Agreements as follows:

               1. Amendment to Borrower Security Agreement. Section 1 of the Borrower Security Agreement is hereby amended by deleting therefrom the defined term "Secured Obligations" and replacing it in its entirety with the following:

                      "Secured Obligations" means (i) the full and prompt payment of the Reimbursement Obligations, the principal of and premium (including, without limitation, Take-Out Premium) and interest on the Loans and the loans evidenced by the New Interim Notes and the May Interim Notes (including, without limitation, interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company), as and when the same becomes due and payable in accordance with the terms of the Loan Agreement, such New Interim Notes or such May Interim Notes, as the case may be, (ii) the payment of all other indebtedness and other amounts payable by the Company under the Reimbursement Agreement, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement (including, without limitation, amounts due under Sections 10, 13 and 15 of this Agreement), and the other Loan Documents (including, without limitation, interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company), (iii) the due and punctual performance by the Company of and compliance by the Company with all its obligations under the Reimbursement Agreement, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement and all other Loan Documents, and (iv) any renewals or extensions of any of the foregoing.

               2. Amendment to Subsidiary Security Agreement. Section 1 of the Subsidiary Security Agreement is hereby amended by deleting therefrom the defined term "Secured Obligations" and replacing it in its entirety with the following:

                      "Secured Obligations" means (i) the full and prompt payment of the Reimbursement Obligations, the principal of and premium (including, without limitation, Take-Out Premium) and interest on the Loans and the loans evidenced by the New Interim Notes and the May Interim Notes (including, without limitation, interest accruing after the date of any filing by the Borrower or any Grantor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Borrower or any Grantor), as and when the same becomes due and payable in accordance with the terms of the Loan Agreement, such New Interim Notes or such May Interim Notes, as the case may be, (ii) the payment of all other indebtedness and other amounts payable by the Borrower, or the Grantors under the Reimbursement Agreement, the Guarantee, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement (including, without limitation, amounts due under Sections 10, 13 and 15 of this Agreement), and the other Loan Documents (including, without limitation, interest accruing after the date of any filing by the Borrower or any Grantor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Borrower or any Grantor), (iii) the due and punctual performance by the Borrower and the Grantors of and compliance by such Persons with all their respective obligations under the Reimbursement Agreement, the Guarantee, Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement and all other Loan Documents, and (iv) any renewals or extensions of any of the foregoing.

               3. Amendment to Pledge Agreement. The Pledge Agreement is hereby amended by deleting Section 1 therefrom and replacing it in its entirety with the following:

                      Section 1. Security for Obligations. This Agreement is entered into to secure (a) the payment of the Reimbursement Obligations, the principal of and premium and interest on the Loans and the loans evidenced by the New Interim Notes and the May Interim Notes (including, without limitation, interest accruing after the date of any filing by
        Pledgor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to Pledgor) as and when the same becomes due and payable in accordance with the terms of the Loan Agreement, the New Interim Notes or the May Interim Notes, as the case may be, whether at maturity or by prepayment, acceleration, declaration of default or otherwise, (b) the payment of all other indebtedness and other amounts payable by the Pledgor under the Reimbursement Agreement, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement and the other Loan Documents, (c) the due and punctual performance by Pledgor of and compliance by the Pledgor with all its obligations under the Reimbursement Agreement, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement and all other Loan Documents, and (d) all extensions and renewals of any of the foregoing (all of the payment and performance obligations referred to in this Section 1 being referred to collectively as the "Secured Obligations").

               4. Amendment to Security Agreements. Each of the Borrower Security Agreement, the Subsidiary Security Agreement and the Pledge Agreement are hereby amended by inserting in Section 1 thereof the following definitions:

                      "Loan Documents" means (i) the Loan Agreement, (ii) the Guarantee Agreement, (iii) the Notes, (iv) the New Interim Notes, (v) the May Interim Notes, (vi) the Note Purchase and Amendment Agreement,
        (vii) the Security Agreements, (viii) the Pledge Agreement, (ix) the Registration Rights Agreement, (x) the Intercreditor Agreements, (xi) the Reimbursement Agreement and (xii) any other agreement entered into pursuant to Section 5.9 of the Loan Agreement or Section 4 hereof, in each case as the same may from time to time be amended, modified or supplemented, and "Loan Document" means any one of them.

                      "Reimbursement    Agreement"   means   the   Reimbursement
        Agreement,  dated as of May 20,  1999,  among IMC  Mortgage  Company and
        GSCP.

               5. Amendment to Guarantee Agreement. The Guarantee Agreement is hereby amended by deleting Recital D therefrom and replacing it in its entirety with the following:

                      D. In order to induce Lenders to enter into the Loan Agreement and the New Interim Notes (as defined in Amendment Agreement No. 2 hereto) and the May Interim Notes (as defined in the Note Purchase and Amendment Agreement) and to extend to the Company the loans provided for thereunder and to induce the Lenders to enter into an indemnification agreement with issuers of certain surety bonds in respect of the Company and its subsidiaries, and in consideration of the substantial benefits the Guarantors expect to derive from the use of the proceeds of such loans, each Guarantor is willing to enter into this Guarantee Agreement, providing for the guarantee by such Guarantor, jointly and severally with each other Guarantor, of the Company's obligations under the Reimbursement Agreement (as defined in Amendment Agreement No. 3 hereto), the Loan Agreement, the Note, the New Interim Notes, the May Interim Notes, the Borrower Security Agreement, the Pledge Agreement, the Note Purchase and Amendment Agreement and the Registration Rights Agreement (collectively, the "Principal Documents").

               6. Further Amendments. If, upon the occurrence of the Acquisition (as defined in the Acquisition Agreement), the Reimbursement Agreement has not been terminated, the parties hereto undertake to amend the Amended and Restated Loan Agreement attached as Exhibit A to the Commitment Letter, dated as of March 31, 1999, from the GSCP Funds to the Borrower, as necessary in order to preserve the rights of the GSCP Funds hereunder and under the Subject Documents.

               7. Expenses. The Borrower shall pay or reimburse the GSCP Funds for all costs and expenses (including reasonable attorneys' fees) incurred in preparing and enforcing this Agreement and perfecting the security interests granted hereby.

               8. Governing Law. This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

               9. Full Force and Effect. Except as expressly provided in this Agreement, each of the Subject Agreements shall continue in full force and effect in accordance with the provisions thereof.

               10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                             IMC MORTGAGE COMPANY
                             IMC CORPORATION OF AMERICA
                             IMC CREDIT CARD, INC.
                             IMC MORTGAGE COMPANY CANADA, LTD.
                             AMERICAN HOME EQUITY CORPORATION
                             IMC INVESTMENT CORPORATION
                             IMC INVESTMENT LIMITED PARTNERSHIP
                             ACG FINANCIAL SERVICES (IMC), INC.
                             AMERICAN MORTGAGE REDUCTION, INC.
                             CENTRAL MONEY MORTGAGE CO. (IMC), INC.
                             COREWEST BANC
                             EQUITY MORTGAGE CO. (IMC),  INC.
                             IMCC INTERNATIONAL, INC.
                             MORTGAGE AMERICA (IMC), INC.
                             NATIONAL LENDING CENTER, INC.
                             NATIONAL LENDING CENTER TILT, INC.
                             NATIONAL LENDING GROUP, INC.
                             RESIDENTIAL MORTGAGE CORPORATION (IMC), INC.


                             By     /s/
                                    --------------------------
                                    Name:
                                    Title:


                             GREENWICH STREET CAPITAL PARTNERS II, L.P.
                             GSCP OFFSHORE FUND, L.P.
                             GREENWICH FUND, L.P.
                             GREENWICH STREET EMPLOYEES FUND, L.P.
                             TRV EXECUTIVE FUND, L.P.


                             By:    GREENWICH STREET
                                    INVESTMENTS II, L.L.C.,
                                    their General Partner


                                    By:   /s/
                                          --------------------------
                                          Name:
                                          Title:

                                    GREENWICH STREET CAPITAL PARTNERS II, L.P., as Collateral Agent


                             By:    GREENWICH STREET
                                    INVESTMENTS II, L.L.C.,
                                    its General Partner


                                    By:   /s/
                                          ------------------------
                                          Name:
                                          Title: